Exhibit 99.1

Artificial Intelligence & Robotics Campus JUNE 2026 The Future of the Company’s Michigan Data Center & Montana Sites

P 2 DISCLOSURE FORWARD LOOKING STATEMENTS This presentation and other written or oral statements made from time to time by representatives of Hyperscale Data, Inc . (the “ Company ”) contain “ forward - looking statements ” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 ; as amended . Forward - looking statements reflect the current view about future events . Statements that are not historical in nature, such as forecasts for the industry in which we operate, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” "future" or the negative of these terms and other words of similar meaning, are forward - looking statements . Such statements include, but are not limited to, statements contained in this presentation relating to our business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook . Forward - looking statements are based on management’s current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed . We caution you therefore against relying on any of these forward - looking statements . These risks and uncertainties include those risk factors discussed in Part I, “Item 1 A . Risk Factors” of our Annual Report on Form 10 - K for the fiscal year ended December 31 , 2025 (the “ 2025 Annual Report ”) and other information contained in subsequently filed current and periodic reports, each of which is available on our website and on the Securities and Exchange Commission’s website (www . sec . gov) . Any forward - looking statements are qualified in their entirety by reference to the risk factors discussed in the 2025 Annual Report . Should one or more of these risks or uncertainties materialize (or in certain cases fail to materialize), or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned . Important factors that could cause actual results to differ materially from those in the forward looking statements include : a decline in general economic conditions nationally and internationally ; decreased demand for our products and services ; market acceptance of our products ; the ability to protect our intellectual property rights ; impact of any litigation or infringement actions brought against us ; competition from other providers and products ; risks in product development ; inability to raise capital to fund continuing operations ; changes in government regulation ; the ability to complete customer transactions and capital raising transactions . Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them . We cannot guarantee future results, levels of activity, performance or achievements . Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these statements to actual results . All forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time . In addition, the forecasts are based entirely on management’s best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products . Hyperscale Data Investor Contact: IR@hyperscaledata.com or 1 - 888 - 753 - 2235

P 3 HYPERSCALE EXISTING DATA CENTER INSIDE THE MICHIGAN DATA CENTER Planned buildout of up to approximately 52 MW of critical IT load . ¹ Under our existing customer contract, we are obligated to deliver, and the customer is obligated to take, 20 MW of critical IT load — the first 10 MW targeted to be energized within 90 days and an additional 10 MW within 180 days . An additional 32 MW is available, pending the completion of the necessary processes to access the additional power, at the customer's option . Phase 1 & 2 – Energizing by end of year 2026 20 MW 10 MW Initial install, then second - phase energization to 20 MW 20 MW of critical IT load expected to be online by year end 2026 Defined Capital Expenditure plan Next Steps – Planned Mid - Term Expansion Brings total available critical IT load to approximately 52 MW Non - Grid Natural Gas Solution Capital Expenditure plan to be tailored to potential future tenants 52 MW Of potential critical IT load within two years *All power amounts are approximations. ¹ Reflects 20 MW of contracted critical IT load plus 32 MW available at the customer's option, the latter being subject to ou r o btaining additional power capacity. There can be no assurance that the customer will exercise its option or that we will obta in the additional power required to fulfill it.

P 4 THE FUTURE OF POWER The 617 , 000 - square - foot Michigan facility positioned to a phased path from today’s energized capacity toward a multi - hundred - MW campus . WHAT FUTURE POWER LOOKS LIKE FOR MICHIGAN & MONTANA 30 * MW 70 * MW 340 * MW+ Energized today (52 MW of potential critical IT load capacity) Long - Term Potential Grid & Natural Gas Grid & Expansion Incremental non - grid power option Supports AI / HPC density at scale Dual - fed utility substation in service Potential to expand grid capacity Michigan Montana Strategic Land Acquisition The Company, through its wholly owned subsidiary Alliance Cloud Services, LLC (“ ACS ”), anticipates closing on approximately 48.5 acres to expand its Michigan campus to approximately 83 acres. Two sites with 20 MW current access: Site 1 : 10 MW currently energized and active with potential for up to 125 MW. Site 2: Current ability to access 10 MW of power. Consideration of Small Modular Nuclear Reactors Grid (Gross Power Capacity) (Gross Power Capacity) (Gross Power Capacity) *All power amounts are approximations. Potential to expand Site 1 to up to approximately 125 MW.¹ This capacity is supported by a “can serve" letter indicating its ability to provide up to approximately 125 MW of power to t he site. Realization of this power capacity remains subject to our securing the additional power under definitive arrangements, togeth er with the necessary capital and approvals, which we have not yet obtained and may not obtain on acceptable terms or at all.

PLANNED ROBOTICS FACILITY

TELEOPERATED DATA COLLECTION, AND COMPUTE-INTEGRATED ROBOTICS OPERATIONS

The Michigan Campus is expected to support teleoperated data collection, pilot deployments, simulation workflows, and compute-integrated robotics operations, driving revenue and strengthening AI and Robotics market presence.

Anticipated Revenue Streams

- Teleoperated Data Collection.
- Validation of the Data.
- Visual Model Training Support.
- Egocentric Data.
- Expectation of 1.5-3 million training hours in the next 18 to 24 months.
- Enterprise and institutional deployments.
- Humanoid robotics sales across North America.





Robotics Data Collection & Potential Development Facility

Planned robotics development facility is expected to include:

- Robot bays with designated demo area.
- Visual model training environment.
- Warehouse and industrial simulation zones.
- Engineering and repair designated areas.
- Data capture and edge compute integration.
- Phased buildout schedule.


Interactive
Intelligence


1:1 Human-Like Motion
• 26 Degrees of Freedom (DOF) across the whole body
• Precisely replicates human operation and interaction postures

Please find the exact specifications of our G2 at AGIBOT Innovation (Shanghai) Technology Co., Ltd. -AGIBOT Innovation (Shanghai) Technology Co., Ltd.

HYPERSCALE DATA™

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